**PROMISSORY NOTE**

$350,000 As of May 18, 2004

For value received, **Infinium Labs, Inc.** (hereinafter referred to as "Undersigned" or "Maker") promises to pay to the order of Sharon M. Beshara (herein referred to as "Holder"), the sum of Three Hundred Fifty Thousand Dollars ($350,000), with interest thereon in the amount of Seven Thousand Five Hundred Dollars ($7,500) and Seven Thousand Five Hundred (7,500) shares of Infinium Labs, Inc., stock.

1. The debt shall be payable on demand any time after June 8, 2004.

2. The Undersigned shall have the right to prepay all or part of this Obligation at any time, or from time to time, without premium or penalty.

3. The failure of the Holder to exercise any of its options to call this Note all due and payable upon any default shall not operate as a waiver or estoppel on his part to declare the total amount of unpaid principal due and payable on any subsequent default which shall not be cured to the satisfaction of the Holder.

4. This Note shall be construed in accordance with the laws of the State of Florida, without affect being given to any conflict of laws provisions.

5. The Undersigned hereby waives presentment, demand for payment, notice of dishonor, notice of protest and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement, or guarantee of this Note, except as specifically herein provided.

6. Any notices required hereunder shall be delivered personally or sent by Certified Mail, Return Receipt Requested and shall be effective as of the date such notice is received or delivery is refused.

**IN WITNESS WHEREOF,** the Undersigned has caused this Note to be duly executed as of the date first above written.

Infinium Labs, Inc.

By: ______________________________

Charles N. Cleland, Jr.
General Counsel/Corporate Secretary

R750742.1

STATE OF FLORIDA )
COUNTY OF ______________) ss:

On this ____ day of ______________, 2004 before me personally came Charles N. Cleland, Jr. to me personally known, who being duly sworn, did depose and say that he resides in ________________ County, Florida and that he is the person whose name is written above.

______________________________
Notary Public

R750742.1